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              AMERICAN GENERAL SERIES PORTFOLIO COMPANY PROSPECTUS

                      SUPPLEMENT ISSUED NOVEMBER 15, 1996
                      TO PROSPECTUS DATED OCTOBER 1, 1996

TIMED OPPORTUNITY FUND AND STOCK INDEX FUND EXPENSES FOR PARTICIPANTS IN THE AMERICAN GENERAL AGENTS' AND MANAGERS' THRIFT PLAN.

Participants in the American General Agents' and Managers' Thrift Plan have available two mutual fund investment options that invest in the Timed Opportunity Fund and the Stock Index Fund, respectively (the "Funds"). The Fund Expense Table below reflects the various fund expenses which would be incurred by a participant who chose either or both of these investment options.

                               FUND EXPENSE TABLE

                                                                                    TIMED OPPORTUNITY     STOCK INDEX
                                                                                          FUND                FUND
                                                                                          -----               -----
      Shareholder transaction fees................................................         None                None
      Annual operating expenses (as a percentage of net assets):
        Management fee(1).........................................................         0.50%               0.28%
        Other expenses............................................................         0.07%               0.07%
                                                                                           ----                ----
               Total fund operating expenses......................................         0.57%               0.35%
                                                                                           ====                ====

     (1) Annual management fees for the Stock Index Fund are based on the Fund's average net assets of approximately $1,498 million at an annual rate of .35% of the first $500 million and .25% on the excess over $500 million. Annual management fees for the Timed Opportunity Fund are based on a flat rate of .50%.

                                    EXAMPLE

                                                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                                      ------      -------      -------      --------
      You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of
        each period:
          Timed Opportunity Fund...................................     $6          $18          $32          $ 72
                                                                        ==          ===          ===           ===
          Stock Index Fund.........................................     $4          $11          $20          $ 45
                                                                        ==          ===          ===           ===

     Note: This example should not be considered a representation of past or future expenses of the Funds. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. The purpose of the expense table above is to assist participants in understanding the various expenses of the Funds.

     For more information about the Timed Opportunity Fund and Stock Index Fund, their investment objectives, investment programs, investment restrictions and expenses, please refer to the American General Series Portfolio Company Prospectus dated October 1, 1996.

VA9017-C (Rev. 10/96)